Private Placement and Securities Purchase Agreement	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Private Placement and Securities Purchase Agreement
5. Private Placement and Securities Purchase Agreement
On June 3, 2020, the Company completed a £56 million ($70 million) private placement (the “Transaction”). The Transaction comprised of the issue of 89.1 million new ordinary shares of £0.003 each in the Company at a price of 17.4 pence per share for total proceeds of £15.5 million ($19.4 million) and the issue of convertible notes (the “Loan Notes”) for total proceeds of £40.5 million ($50.6 million). The investors also received conditional warrants to subscribe for further ordinary shares (the “Warrants”).
The terms of the Loan Notes and Warrants, and, in particular, their ability to be converted into ordinary shares was conditional on the passing of certain resolutions (the “Resolutions”) at a subsequent general meeting of shareholders (the “General Meeting”) held on 30 June 2020
,
and there being no change of control before the resolutions were passed.

At that date the Resolutions were passed and the Loan Notes became convertible into Ordinary Shares at 17.4p. Had the resolutions not passed on or before August 7, 2020, the Loan Notes would not convert into Ordinary Shares, the Warrants would not have become capable of exercise and the holders of the Loan Notes and Warrants would have become entitled to certain additional amounts up to £137 million.
The Loan Notes are constituted by the Note Instrument, details of which are set out below. The Warrants are constituted by the Warrant Instrument, details of which are also set out below.
Note Instrument
The Note Instrument constitutes three potential tranches of Loan Note:

•	an initial tranche of 40,533,671 Tranche 1 Notes (the Loan Notes) representing £40.5 million ($50.6 million) issued to all Purchasers;

•
a second tranche of up to £40.0 million Tranche 2 Notes representing approximately 115,034,554 ordinary shares which may be issued following the third anniversary of the date on which the Resolutions are passed to certain holders of Tranche 1 Notes in lieu of the holder exercising its subscription rights under the Warrants and in return for payment by that holder of the aggregate exercise price of the relevant Warrants; and

•	a third tranche of up to £56.0 million Tranche 3 Notes, which was not issued as the Resolutions were passed at the General Meeting.
The Loan Notes have a maturity date of June 2023 unless otherwise extended, converted or accelerated. The Tranche 2 Notes have a maturity date of three years from their date of issue (i.e. such that they would be anticipated as becoming due in 2026) unless otherwise extended, converted or accelerated. The Tranche 3 Notes have a maturity date of August 2025 unless otherwise extended, converted or accelerated. The Loan Notes and Tranche 2 Notes may be extended by certain holders beyond the initial maturity date to have a longstop maturity date of 10 years from the date of the Note Instrument.
The Loan Notes initially bore interest at a fixed rate of 10 per cent. per annum, which was retroactively reduced to a rate of 6 per cent. per annum to the date of issue as the Resolutions were passed. If the Loan Notes are extended, they cease to bear interest from that extension. Tranche 2 Notes do not accrue interest (unless default interest applies). Following an event of default by the Company, default interest will accrue on all Loan Notes at 2 per cent. above the applicable interest rate in force at that time for the relevant Loan Notes.
The Loan Notes are unsecured and were contractually subordinated to the Company’s existing senior debt facility pursuant to the terms of a Subordination Agreement
If the Resolutions had not been passed before August 7, 2020 the holders of Loan Notes would have been entitled to certain additional fees and an original holder of the Warrants could have elected without payment to convert its Warrants into fully paid Tranche 3 Notes with a principal amount equal to the aggregate exercise price (being 34.8 pence per Warrant Share) of those Warrants, in compensation for the right to exercise those Warrants not having arisen. If the Resolutions had not been passed at a time when the Company underwent a change of control, each Noteholder would have had certain right to further payments.

Until the Resolutions had passed, no Loan Notes were capable of conversion.
The Loan Notes are required to be repaid on the earlier of (i) the applicable maturity date; (ii) a change of control taking place in respect of the Company, or (iii) if accelerated following an event of default, and are otherwise not able to be prepaid other than with the consent of a noteholder majority.
The Loan Notes are subject to customary events of default (for example, insolvency events in respect of the Company and default under the Company’s material contracts, amongst others) and any principal amount and interest outstanding is capable of being accelerated following the occurrence of such an event of default and the expiry of any cure periods applicable thereto.
Warrants
All the participants in the Fundraising received conditional warrants to subscribe for further Ordinary Shares in an aggregate number equal to 50 per cent. of both the Ordinary Shares purchased in the Fundraising and the Ordinary Shares issuable upon conversion of the Loan Notes. A total of 161,048,366 Warrants were issued.
The Warrants have an exercise price of 34.8 pence per Ordinary Share, which is equal to 200 per cent. of the Fundraising issue price and are capable of being exercised at any time from and after the date the Resolutions were passed at the General Meeting and ending on the third anniversary of the date of passing of the Resolutions. The Warrants can be exercised for cash or on a cashless basis.
If the Resolutions had not been passed at the General Meeting (or at any subsequent general meeting), the Warrants would have remained non-exercisable
but would, until August 8, 2025, continue to benefit from rights to participate in certain transactions.
The Warrant exercise price and the number of shares issuable upon exercise of the Warrants will be adjusted in certain circumstances, including if the Company effects a subdivision or consolidation of its Ordinary Shares, declares a dividend or distribution, or there is a reorganisation of its Ordinary Shares.
The General Meeting was held on June 30, 2020, when the Resolutions were passed. As a result, the Loan Notes in an aggregate principal amount of £21,660,999 (together with accrued interest) were automatically converted into 125,061,475 new ordinary shares, and the Loan Notes in an aggregate principal amount of £18,872,672 remain outstanding and convertible into new ordinary shares in accordance with their terms. If not converted, these will be redeemed in June 2023 at par and accrue interest at 6% until maturity, unless extended at the option of the holder.
For accounting purposes, the Company first assessed that the Loan Notes and Warrants represented separate financial instruments. Transaction costs directly attributable to the private placement were apportioned across the Ordinary Shares, Loan Notes and Warrants.
Initial recognition on Transaction Date
Under the terms of the Loan Notes, the Company had an obligation to pay in cash a Change of Control Payment if a change of control event happened prior to the Resolutions being passed. Given both events (the Resolutions being passed and a change of control event) were uncertain future events which were outside of the Company’s control, the Company would not always deliver a fixed amount of equity for receipt of a fixed amount of cash. As a result, management concluded that the Loan Notes represented a financial liability in their entirety, i.e. it is a hybrid instrument with an embedded derivative for the conversion option. The Loan Notes were initially recognised at their fair value of £38.6 million (i.e. debt host instrument in the amount of £26.7 million plus the embedded derivative in the amount of £11.9 million, before transaction costs).
As of the issuance date, the Company did not have an unconditional right to avoid a cash settlement of the Warrants. As a result, management concluded that the Warrants would be classified as a financial liability. Given the Warrants met the definition of a derivative, management concluded that the Warrants would be accounted for at fair value through profit or loss on issuance date. The initial fair value of the Warrants was £4.1 million.
Subsequent accounting for these financial instruments is detailed in note 6C.
The issue of 89.1 million new ordinary shares at a price of 17.4 pence per share was recorded in share capital and share premium, net of transaction costs, in accordance with UK Company law as described in Note 6. From the valuation performed it was determined that the ordinary shares in substance were issued at a discount to the legal proceeds received, and the discount was recognised as an unrealized loss in retained earnings.

Securities Purchase Agreement
s
Aspire Capital Fund, LLC
On February 10, 2020, the Company entered into a Securities Purchase Agreement (the “Agreement”) to issue up to $28 million of the Company’s ordinary shares exchangeable for American Depositary Shares (“ADSs”), with Aspire Capital Fund, LLC (“Aspire Capital”), a Chicago-based institutional investor.
Under the terms of the Agreement, Aspire Capital made an initial investment of £2.3 million ($3 million) to purchase 11,432,925 of the Company’s ordinary shares (equivalent to 2,286,585 ADSs) at a price equivalent to $1.31 per ADS, which represents a 16% discount over Mereo’s ADS closing stock price of $1.56 on February 8, 2020. In addition, the Company issued Aspire Capital Fund, LLC £0.2 million ($0.3 million) in the form of 2,862,595 ordinary shares (equivalent to 572,519 ADSs) to settle the commission payable.
Under the terms of the Agreement, Aspire Capital has also committed to subscribe for up to an additional $25 million of Mereo’s ordinary shares exchangeable for ADSs from time to time during a
30-month
period at Mereo’s request. In consideration for Aspire Capital’s commitment to funding, Mereo paid Aspire Capital a commission satisfied wholly by the issue to Aspire Capital of a further 2,862,595 of the Company’s ordinary shares (equivalent to 572,519 ADSs).
To date, Mereo has not exercised its option to require Aspire Capital to subscribe for additional shares. This option is accounted for as a derivative financial instrument in accordance with IFRS 9, which has been valued at £nil at the reporting date.
Boxer Capital, LLC
On February 19, 2020, the Company entered into a Securities Purchase Agreement with Boxer Capital, LLC to make an investment of £2.3 million ($3 million) to purchase 12,252,715 of the Company’s ordinary shares (equivalent to 2,450,543 ADSs).